CONSULTING AGREEMENT
                              --------------------

         THIS CONSULTING AGREEMENT ("Agreement") is made as of the 15th day of March 2000, by and between Ocean Crest Merchants Group having their principal business offices in Boca Raton, Florida (the "Consultant') and Worldwide Equipment Corp., with its principal offices at 599 W. Hartsdale Avenue, White Plains, NY (the "Company").

                                   WITNESSETH

         WHEREAS, the Company desires to retain the Consultant and the Consultant desires to be retained by the Company, all pursuant to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is agreed as follows:


         1. Retention. The Consultant is hereby retained by the Company to perform services related to a possible acquisition or merger and the Consultant hereby accepts such retention and will perform for the Company the duties described herein, faithfully and to the best of its ability.

         2.       Services.

                  a. The Consultant agrees, to the extent reasonably required in the conduct of the business of the Company, to provide the Company with its judgment and experience with respect to business development services for the Company as it reasonably requests. The services may include, without limitation, the following:

                           i. assist Company to complete purchase of e-Possibility.com, Inc.;

                           ii. assist Company with future mergers and acquisitions;

                           iii. assist Company with the conversion of certain debt and liabilities;

                           iv. fund $50,000 to provide such assistance in 2(a)(iii);

                           v. assist Company with shareholder vote, assist in contacting shareholders;

                           vi.      provide consulting services to all
                                    subsidiaries of the Company; and

                  b. At the Consultant's request, the Company shall schedule meetings between the Company's management and the Consultants' or other business representatives to introduce the Company and its


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                           operations. The Company shall make key management
                           available to make due diligence presentations at reasonable times and places.

         3. Term. The Consultant's retention hereunder shall be for a term of one year, commencing on the date of this Agreement, and may be extended by the Company. This Agreement may be terminated by either party upon 30 days written notice to the other party. No termination shall affect the provisions of Paragraphs 4 or 5.

         4. Compensation. The Consultant shall be compensated in accordance with the following:

                  a. The Company shall issue to the Consultant and its assignees a promissory note ("Note") for 8,750,000 shares of common stock payable according to the terms of the Note.

                  b. The Consultant shall receive a 5% fee for any fixture merger or acquisition that originated from the introduction, directly or indirectly, by the Consultant.

         5. Expenses. The Company shall reimburse the Consultant for all direct out-of-pocket expenses incurred by the Consultant in connection with the services rendered hereunder, including but not limited to the Consultant's due diligence activities with respect to the Company.

         6. Non-exclusive Engagement. The Consultant shall not by this Agreement be prevented or barred from rendering services of the same or similar nature, as herein described, or services of any nature whatsoever for, or on behalf of persons, firms, or corporations other than the Company. Similarly, the Company shall not be prevented or barred from seeking or requiring services of a same or similar nature from any person other than the Consultant.

         7. Disclaimer of Responsibility for Acts of the Company. The obligations of the Consultant described in this Agreement consist solely of the services described above and do not create a partnership, joint venture or any type of agency relationship between the Company and the Consultant. In no event shall Consultant be required by this Agreement to act as the agent of the Company or otherwise to represent or make decisions for the Company. All final decisions with respect to acts of the Company or its affiliates, whether or not made pursuant to or in reliance on information or advice furnished by the Consultant hereunder, shall be those of the Company or such affiliates and the Consultant shall under no circumstances be liable for any expenses incurred or loss suffered by the Company as a consequence of such decisions.


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


         8. Amendment. No amendment to this Agreement shall be valid unless such amendment is in writing and is signed by authorized representatives of all the parties to this Agreement.

         9. Waiver. Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefit thereof, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance. A failure to enforce any provision of this Agreement shall not operate as a waiver of this provision or of any other provision hereof.

         10. Severability. In the event that any provision of this Agreement shall be hold to be invalid, illegal, or unenforceable in any circumstances, the remaining provisions shall nevertheless remain in full force and effect and shall be construed as if the unenforceable portion or portions were deleted.

         11. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Any attempt by either party to assign any rights, duties, or obligations that may arise under this Agreement without the prior written consent of the other party shall be void.

         12. Governing Law. The validity, interpretation and construction of this Agreement and each part thereof will be governed by the laws of the State of Florida without reference to its conflicts of laws, rules or principles.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         14. Arbitration. The parties agree that all controversies which may arise between them concerning any transaction, the construction, performance or breach of this Agreement between them shall be determined by arbitration before a panel of three arbitrators, held in Fort Lauderdale, Florida, in accordance with the rules of the NASD. This shall inure to and be binding on the Company, its officers, directors, registered representatives, agents, independent contractors, employees, sureties, and any person acting on its behalf in relation to acting subject to this Agreement. Any award rendered in arbitration may be enforced in any court of competent jurisdiction, and the party against whom the award is rendered shall pay attorneys' fees and costs of the party to whom the award is made.


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


         15.      Interpretation. The parties hereto acknowledge and agree that
                  (a) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (b) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

         16. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect, or be considered in construing or interpreting the meaning or construction of any of the terms or provisions hereof.

         17. Notices. All notices, requests, consents, and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as the party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by recognized overnight courier, (c) sent by facsimile transmission, or (d) sent by registered or certified mail, return receipt requested, postage prepaid.

                  If to the Consultant:
                           Ocean Crest Merchants Group
                           2600 N. Military Trail, Suite 206
                           Boca Raton, FL 33431

                          -------------

                  If to the Company:
                           Mitch Hymowitz
                           Worldwide Equipment Corp.
                           599 W. Hartsdale Ave., Suite 201
                           White Plains, NY 10607

                           -------------

                  All notices, requests, consents and other communications hereunder shall, be deemed to have been given (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, (iii) sent by facsimile transmission, at the time the receipt thereof has been acknowledged by electronic confirmation of otherwise, or
                  (iv) if sent by registered of certified mail, on the fifth business day following the day such mailing is sent. The address of any party herein may be changed at any time by written notice to the parties in accordance with the preceding provisions.


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


         18. Total Agreement. This Agreement contains all of the agreements of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind or nature not expressly set forth in this Agreement shall affect, or can be used to interpret, change or restrict the express terms and provisions of this agreement. This agreement shall not be modified or amended unless agreed to in writing by all parties.

         Worldwide Equipment Corp.



         /s/ Mitchell Hymowitz
         ------------------------------
         Mitchell Hymowitz
         President


         ACCEPTED AND AGREED:
         Ocean Crest Merchants Group

         /s/ Elliot Loewenstern
         -----------------------------
         Elliot Loewenstern
         President


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